SUBSCRIPTION AGREEMENT
KAHUNA NETWORK SECURITY, INC.
(a Nevada corporation)

Kahuna Network Security, Inc., a Nevada corporation (“Company”) (formerly known as Computer Automation Systems, Inc.), is offering up to 2,500,000 units (“Units”) at a purchase price of $0.20 per Unit. Each Unit consists of (a) one share of Company common stock (“Common Stock”); (b) one class A warrant to purchase one share of Common Stock at an exercise price of $0.30 per share (“Class A Warrant”); (c) one class B warrant to purchase one share of Common Stock at an exercise price of $0.40 per share (“Class B Warrant”); (d) one class C warrant to purchase one share of Common Stock at an exercise price of $0.50 per share (“Class C Warrant”); (e) one class D warrant to purchase one share of Common Stock at an exercise price of $0.60 per share (“Class D Warrant”); (f) one class E warrant to purchase one share of Common Stock at an exercise price of $0.70 per share (“Class E Warrant”); (g) one class F warrant to purchase one share of Common Stock at an exercise price of $0.80 per share (“Class F Warrant”); and (h) one class G warrant to purchase one share of Common Stock at an exercise price of $0.90 per share (“Class G Warrant”) (collectively the “Warrants”). Each of the Warrants expires on December 31, 2006 and is redeemable by the Company, at $0.01 per Warrant, in the event that the closing bid price of the Common Stock equals or exceeds 200% of the exercise price for twenty out of thirty consecutive trading days during the term of the Warrant.

The Units are being offered to a limited number of Accredited Investors on a “best efforts” 1,250,000 Units or $250,000 minimum (the “minimum”) up to 2,500,000 Units or $500,000 maximum (the “maximum”) through our officers and directors. The Units are being sold in denominations of 50,000 Units, or $10,000. With respect to the shares of Common Stock, the Warrants and the shares of Common Stock underlying the Warrants purchased in this offering, each investor will receive one “demand” registration right.

This Offering is also conditioned upon obtaining shareholders to effect (i) a 1-for-4 reverse split of all issued and outstanding Common Stock and (ii) an amendment to the Articles of Incorporation increasing the Common Stock from 15,000,000 shares to 200,000,000 shares. Each of these conditions was satisfied on January 20, 2004, there are a total of 32,500,000 shares of Common Stock outstanding and 17,500,000 shares of Common Stock reserved for issuance upon exercise of the above referenced Warrants. Additionally, you will be issued shares of Common Stock and the Warrants attached hereto as Appendices A-G and a Demand Registration Rights Agreement in the form attached hereto as Appendix R.

The Company reserves the right to accept or reject any subscription, in whole or in part, and any subscription that is not accepted will be returned without interest. All proceeds from the sale of the Units will be held in a non-interest bearing escrow account until closing. If subscriptions for at least 1,250,000 Units have been received prior to April 30, 2004, an initial closing will be held as soon as practical thereafter, whereupon such subscriptions shall be accepted together with the payments therefor and the funds from escrow will be released to the Company. If subscriptions for 1,250,000 Units have not been accepted by April 30, 2004, all subscription funds will be returned to subscribers without interest.

INSTRUCTIONS TO INVESTORS

Persons wishing to subscribe for Units in the Company must perform the following:

1.	Complete and execute with a signature the Subscription Agreement on pages 4 to 6.

2. Make check payable to: “Kahuna Network Security, Inc. - Escrow Account” for shares purchased.

3. Please retain the Warrant Agreements (A-G) for your files.

4. Execute with a signature page 5 of Schedule B (Holder Section of Registration Rights Agreement).

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SUBSCRIPTION AGREEMENT
IN
KAHUNA NETWORK SECURITY, INC.

L. Edward Parker, Chief Executive Officer
Kahuna Network Security, Inc.
6371 Richmond, Suite 200
Houston, Texas 77057

1. SUBSCRIPTION. The undersigned (often referred to individually as “Purchaser” or “Shareholder” or “you”) hereby makes application to become an investor in Kahuna Network Security, Inc., a Nevada corporation (“Company”) (formerly known as Computer Automation Systems, Inc.), and to purchase Units at a price of $0.20 per Unit. This subscription may be rejected by the Company in its sole discretion.

2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right, at any time prior to receipt of notice of cancellation from the undersigned to accept or reject this Subscription Agreement, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Chief Executive Officer.

3. REPRESENTATIONS BY THE UNDERSIGNED. The undersigned represents and warrants as follows:

a.
The undersigned has carefully reviewed and understands this Subscription Agreement, the Form 10-KSB filed May 20, 2003, the Form 10-QSB filed June 12, 2003, the Form 10-QSB filed September 23, 2003 and the Form 10-QSB filed November 21, 2003. The undersigned also understands that Ed Parker and Joe Grace are the sole officers and the directors are Ed Parker, Joe Grace and Mike Cherry;

b.
The undersigned is purchasing the Units based solely on this Subscription Agreement (and the documents referred to in 3a above), as well as the exhibits attached hereto; the undersigned acknowledges he/she has read all documents incorporated by reference into this Subscription Agreement;

c.
The undersigned recognizes that the Units, or the securities underlying the Units, have not been registered under the Securities Act of 1933, as amended (“Act”), nor under the securities laws of any state and, therefore, cannot be resold unless resale of the Units, or the common stock underlying the Units, is registered under the Act or unless an exemption from registration is available; no public agency has passed upon the accuracy or adequacy of the information contained in this Subscription Agreement or the fairness of the terms of the offering;

d.
The undersigned is acquiring the Units for his own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he does not presently have any reason to anticipate any change in his circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his sale or distribution of the Units. No one other than the undersigned has any beneficial interest in said securities;

e.	The undersigned is an Accredited Investor as follow:

An Accredited Investor shall mean any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)
Any bank as defined in section 3(a)(2) of the Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in an individual or fiduciary capacity; brokers and dealers registered under Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

(2)	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets of more than $5,000,000;

(4)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(6)
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same level in the current year;

(7)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

(8)	Any entity in which all of the equity owners are Accredited Investors.

f.
The undersigned recognizes that the total amount of funds tendered to purchase the Units is placed at the risk of the business and may be completely lost. The undersigned understands that there can be no assurance of profitable operations and the purchase of Units as an investment involves risks;

g.
The undersigned realizes that the Units cannot readily be sold, that it may not be possible to sell or dispose of the Units and therefore the Units must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

h.
The undersigned understands that there are substantial restrictions on the transferability of the Units, and the securities underlying the Units, and that any certificate or other document evidencing the Units, and the securities underlying the Units, will have substantially the following restrictive legend thereon:

“The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended ("Act") or the securities laws of any state. Such securities may not be sold, pledged, hypothecated or otherwise transferred at any time except upon registration or upon delivery to the Company of an opinion of counsel satisfactory to the Company that such registration is not required or evidence satisfactory to the Company that any such transfer will not violate the Act or the securities laws of any state.”

i.
The undersigned has not become aware of the offering of Units by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising; and

j.
The undersigned is a bona fide resident of the state set forth as his ྿residence address࿀ in Subscription Agreement, and that (i) if a corporation, partnership, trust, or other form of business organization, it has its principal office within such state; (ii) if an individual, he has his principal residence in such state; and (iii) if a corporation, partnership, trust, or other form of business organization which was organized for the specific purpose of acquiring the Units in the Company, all of its beneficial owners are residents of such state.

4. INDEMNIFICATION. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each officer thereof from and against any and all loss, damage and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement. The representations and warranties contained herein are intended to and shall survive delivery of the Subscription Agreement.

5. PURCHASE OF UNITS. The undersigned hereby subscribes to purchase ______________Units for a total investment of $_____________________ ($0.20 per Unit).

The purchase price is being paid herewith by delivery of a check payable to “Kahuna Network Security -- Escrow Account.”

This Subscription Agreement is executed on this the _____ day of ________________, 2004, in the State of _____________________.

FOR OFFICE USE ONLY
Name:
Cert. Number:
Warrant Number:
Dated:
$ Sent: $	Shares:

TYPE OF OWNERSHIP (CHECK ONE)

_____ INDIVIDUAL OWNERSHIP (one signature required)	_____COMMUNITY PROPERTY (one signature if shares are held in one name, i.e., managing spouse; two signatures required if interest is held in both names)

___ CORPORATION (Please include certified corporate resolution authorizing signature.)	_____PARTNERSHIP (Please include a copy of the statement of partnership or partnership agreement authorizing signature.)

___ TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement or other authorization.)

Please print the exact name (registration)
Investor desires on records of the Company

Street Address   [  ]  Home [  ]  Work                         Suite or Apt.

City,   State   Zip Code

Home Cell Phone

Work Number

Facsimile

Social Security or Taxpayer I.D. Number

Email Address

EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below.

1.	If the subscriber is an INDIVIDUAL, complete the following:

_______________________________________
Signature of Investor

Name (please type or print)

Signature of Spouse or Co-Owner if funds are
to be invested as joint tenants by the entirety
or community property.

_____________________________________________
Name (please type or print)

2.	If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (྿Corporation࿀) to acquire the Units and, further, that the Corporation has all requisite authority to acquire such Units.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.

Name of Corporation (please type or print)

By: ________________________________
Name: ______________________________
Title: _______________________________

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3.	If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Units and that he has all requisite authority to acquire such Units for the Partnership.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

Name of Partnership (please type or print)

                                By: ________________________________
Name: ______________________________
Title: _______________________________

4.	If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument (྿Trust Instrument࿀) for the (྿Trust࿀) set forth below to acquire the Units and the undersigned, as trustee, has all requisite authority to acquire such Units for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.

Name of Trust (Please type or print)

                                By: ________________________________
Name: ______________________________
Title: _______________________________

ACCEPTED BY THE COMPANY this the ______ day of _______________________, 2004.

KAHUNA NETWORK SECURITY, INC.

By:______________________________________________
L. Edward Parker, Chief Executive Officer

Schedule B
Registration Rights Agreement B-

SCHEDULE B
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is by and between Kahuna Network Security, Inc., a Nevada Corporation (“Company”) (formerly known as Computer Automation Systems, Inc.), and the party executing this document on page 5 (the “Holder”), dated as of the date set forth on page 5.

W I T N E S S E T H:

WHEREAS, the Holder has purchased the number of shares of Company common stock (“Common Stock”) set forth on page 5 of this Agreement (the “Common Stock”), and

WHEREAS, the Company desires to grant to the Holder certain registration rights in respect of the resale of the Common Stock.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE
Registration Rights Agreement

SECTION 1.1 Registration Rights Available. The Company agrees to provide Holder with respect to the resale of the Common Stock, and any other securities issued or issuable at any time or from time to time in respect of such securities upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the “Securities”): (a) one demand secondary offering by means of registration pursuant to the Securities Act of 1933, as amended (“Securities Act”), subject to the provisions of this Agreement, and (b) unlimited rights to register the resale under the Securities Acton a “piggyback” basis in resale of the Company securities, subject to the provisions of this Agreement. The demand registration right and piggyback registration rights are referred to herein as the “Registration Rights”).

SECTION 1.2 Demand Registration. With respect to Holder's right to one demand registration pursuant to Section 1.1 (a), the parties agree as follows:

(a) Beginning on the earlier of (i) May 1, 2004, or (ii) 30 days following the closing of a private placement of equity or debt securities providing the Company with gross proceeds equal to $250,000 minimum, and up to a maximum of $500,000. Holder shall be entitled to exercise the demand registration right.

(b) Holder shall provide written notice to the Company indicating his intention to exercise the demand registration right at any time prior to January 31, 2006. The Company shall promptly, and in any event within 90 days of receiving notice from the Holders, use its best efforts to file with the Securities and Exchange Commission (the “Commission”) and cause to become effective, a registration statement on appropriate form relating to the offer and sale of the Common Stock by Holder. The Company agrees to provide Holder with notice of the filing of such registration and of the filing of any amendments or supplements thereto.

  (c) The Company agrees to maintain such registration statement in effect for the maximum period allowable under the regulations promulgated by the Commission then in effect.

(d) In any offering pursuant to this Section that becomes effective in which the Holder participates, the Company shall use its best efforts to keep available to the Holder a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act and shall file all amendments and supplements under the Securities Act required for that purpose. In any offering pursuant to this Section the Company will, as soon as practicable, use its best efforts to effect such registration and use its best efforts to effect such qualification and compliance as may be so requested and as would permit or facilitate the distribution of such Securities, including, without limitation, registration under the Securities Act, appropriate qualifications under applicable blue-sky or other state securities laws, appropriate compliance with any other governmental requirements and listing on a national securities exchange on which the Common Stock is then listed or inter-dealer quotation system.

SECTION 1.3 Piggyback Registration. With respect to Holder’s right to piggyback on a firm commitment underwriting or a self-underwritten offering of the Company securities pursuant to Section 1.1, the parties agree as follows:

(a) Pursuant to Section 1.1, the Company will (i) promptly give to the Holder notice of any registration relating to a public offering of the Company securities other a registration on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans; and (ii) include in such registration (and related qualification under blue sky laws or other compliance, unless such expense or terms of such qualification is unreasonable in comparison to the number of securities to be registered in such jurisdiction, as determined in the sole discretion of the Company), and in the underwriting involved therein, all the Securities of the Holder, with or without written request.

(b) The right of Holder to registration pursuant to Section 1.1 shall be conditioned upon Holder’s participation in such underwriting, and the inclusion of the Securities in the underwriting shall be limited to the extent provided herein. The Holder and all other holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit some or all of the Securities that may be included in the registration and underwriting as follows: the number of Securities that may be included in the registration and underwriting by the Holder shall be determined by multiplying the number of shares of Securities of all selling shareholders of the Company which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Securities requested to be included in such registration and underwriting by the Holder, and the denominator of which is the total number of Securities which all selling shareholders of the Company have requested to have included in such registration and underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

SECTION 1.3 Registration Procedure. With respect to the Registration Right, the following provisions shall apply:

(a) Holder shall be obligated to furnish to the Company such information regarding the Securities and the proposed manner of distribution of the Securities as the Company and the underwriters (if any) may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters (if any) in connection with such registration, qualification or compliance.

(b) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

(i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(ii) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

(iii) So long as Holder owns any Restricted Securities, to furnish to Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Holder may reasonably request in availing themselves of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

(c) The Company agrees that it will furnish to Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

(d) Except for the legal fees of Holder and any sales commissions that may be paid by Holder, all expenses of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

(e) The Registration Right of this Agreement, subject to the terms and conditions hereof, shall be available to any subsequent holder of the Securities owned by Holder. Each subsequent holder entitled to the Registration Right under this Agreement shall be bound by the terms and subject to the obligations of this Agreement as though it were an original signatory hereto.

ARTICLE TWO
Indemnification

SECTION 2.1 Indemnification by the Company. In the event of any registration of the Securities of the Company under the Securities Act, the Company agrees to indemnify and hold harmless Holder and each other person who participates as an underwriter in the offering or sale of such securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys’ fees (collectively, “Claims”), to which Holder may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder’s Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Holder and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such underwriter and shall survive the transfer of the Securities by Holder.

SECTION 2.2 Indemnification by Holder. The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Securities sold by such Holder in the offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by Holder.

SECTION 2.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.

SECTION 2.4 Indemnification Payments. The indemnification required by this Article shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE THREE
Miscellaneous

SECTION 3.1 Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holder of 51% or more of the shares of Common Stock who received shares for services rendered and executed this and shall be effective only to the extent specifically set forth in such writing.

SECTION 3.2 Term of the Agreement. This Agreement shall terminate with respect to Holder on the earlier to occur of (i) the Securities having been registered as provided in Article One or (ii) February 1, 2006.

SECTION 3.3 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.
SECTION 3.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

SECTION 3.5 Delays or Omissions. No failure to exercise or delay in the exercise of any right, power or remedy accruing to Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

SECTION 3.6 Remedies Cumulative. All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alterative.

SECTION 3.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

SECTION 3.8 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

If to the Company, to:
Edward Parker, Chief Executive Officer
Kahuna Network Security, Inc. f/k/a Computer Automation Systems, Inc.
6371 Richmond Ave., Ste. 200
Houston, Texas 77057

If to Holder, to:
[the address set forth on the signature page below]

SECTION 3.9 Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that state.

SECTION 3.10 Final Agreement. This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

SECTION 3.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

The parties hereto have executed this Agreement as of the date first set forth above.

COMPANY:
KAHUNA NETWORK SECURITY, INC.

/s/ Ed Parker
L. Edward Parker, Chief Executive Officer
Dated: March 12, 2004

HOLDER:

By:
Name:
Address:

Number of Shares Purchased: